                                               TAUBMAN CENTERS, INC.
                                              200 East Long Lake Road
                                                     Suite 300
                                            Bloomfield Hills, MI 48304
                                                  (248) 258-6800

                                     Certification of Chief Executive Officer
                                            Pursuant to 18 U.S.C. 1350
                                  (Section 906 of the Sarbanes-Oxley Act of 2002)

         I, Robert S. Taubman,  Chief Executive  Officer of Taubman  Centers,  Inc. (the  "Registrant"),  certifies that  based  upon a  review  of the  Quarterly  Report  on Form  10-Q for the  period  ended  June 30,  2002 of the
Registrant (the "Report"):

         (1)      The Report fully  complies  with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934, as amended; and

         (2)      The  information  contained  in the  Report  fairly  presents,  in  all  material  respects,  the financial condition and results of operations of the Registrant.

/s/ Robert S. Taubman
___________________________________
Name:             Robert S. Taubman

Date:             August 13, 2002